SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 24, 2005

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WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 20, 2005, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing that it would be hosting a conference call on Tuesday, May 24, 2005 at 9:00 am Eastern Time to further discuss the business and financial implications of the acquisition of The Tech Group, Inc. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the conference call script and presentation slides are attached hereto as Exhibits 99.2 and 99.3, respectively.

The information in this report is being furnished pursuant to Item 7.01 Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits

	Exhibit #	Description

	99.1	West Pharmaceutical Services, Inc. Press Release, dated May 20, 2005.

	99.2	West Pharmaceutical Services, Inc. Conference call script.

	99.3	West Pharmaceutical Services, Inc. Conference call presentation slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

May 24, 2005

Exhibit Index

Exhibit No.

99.1	West Pharmaceutical Services, Inc. Press Release, dated May 20, 2005.

99.2	West Pharmaceutical Services, Inc. Conference call script.

99.3	West Pharmaceutical Services, Inc. Conference call presentation slides.